Exhibit 10.2

SECURED PROMISSORY NOTE

APPLIED SOLAR, INC.

Date: May 18, 2009	U.S. $698,000

FOR VALUE RECEIVED, in cash and other consideration, Applied Solar, Inc., a Nevada corporation (“Borrower”), hereby promises to pay to The Quercus Trust, or its registered assigns (“Lender”), the sum of Six Hundred Ninety Eight Thousand ($698,000) (the “Loan”).

(1)           PAYMENTS OF PRINCIPAL.  On the Maturity Date, unless an Event of Default shall have sooner occurred, Borrower shall pay to Lender, in cash, all outstanding principal under this Secured Promissory Note (this “Note”).  The “Maturity Date” shall be June 15, 2009.  Borrower may prepay all or any portion of the amounts owing under this Note at any time without fee, charge or premium.

(2)           INTEREST.  This Note shall bear interest at the rate of 10% per annum payable , in cash, on the Maturity Date.

(3)           SECURITY.  Borrower’s performance of the obligations and covenants of this Note, including but not limited to repayment, shall be secured by the lien and security interest in the Collateral, as set forth in that certain  Loan and Security Agreement between Lender and Borrower executed on even date herewith, describing all of the assets of Borrower, wherever located, subject only to existing perfected liens and encumbrances.

(4)           EVENT OF DEFAULT.

(a)           Event of Default.  Each of the following events shall constitute an “Event of Default” hereunder:

(i)  Borrower's failure to pay to the Lender any amount when and as due under this Note; or

(ii)  any Event of Default (as defined in the Loan and Security Agreement) under the Loan and Security Agreement including but not limited to the filing of any case or proceeding under any bankruptcy law or similar provision of state law, or any effort by Borrower to impose a lien senior to that of Lender in any Collateral held by Lender.

(b)           Acceleration.  Upon the occurrence of an Event of Default under this Note, Lender shall have, at its option, the right, without further notice or demand, which Borrower hereby expressly waives, to declare the unpaid principal and interest immediately due and payable and to exercise any other rights and remedies that Lender may have.  Lender’s failure to accelerate the payment of this Note upon the occurrence of one or more events of default shall not constitute a waiver of Lender’s right to exercise such options at any subsequent time with respect to the same or any other event of default.  Lender’s acceptance of any payment under this Note which is less than payment in full of all amounts then due and payable shall not constitute a waiver by Lender of any right to declare a default hereunder or to pursue any remedy available under this Note, at law or in equity, or under any other agreement, instrument or document entered into by and between Borrower and Lender.

(5)           LOST, STOLEN OR MUTILATED NOTE.  Upon receipt by Borrower of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Lender to Borrower in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, Borrower shall execute and deliver to the Lender a new Note representing the outstanding principal.

(6)           CUMULATIVE RIGHTS AND INJUNCTIVE RELIEF.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, or any other agreement between Lender and Borrower, at law or in equity (including a decree of specific performance and/or other injunctive relief) and nothing herein shall limit the Lender's right to pursue actual and consequential damages for any failure by Borrower to comply with the terms of this Note.  Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate.  Borrower therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, upon posting a bond and demonstrating economic loss, in addition to all other available remedies, to an injunction restraining any breach.

(7)           PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.  If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Lender otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of Borrower or other proceedings affecting Borrower’s creditors' rights and involving a claim under this Note, then Borrower shall pay the costs incurred by the Lender for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, financial advisory fees and attorneys' fees and disbursements.

(8)           CONSTRUCTION; HEADINGS.  This Note shall be deemed to be jointly drafted by Borrower and the Lender and shall not be construed against any person as the drafter hereof.  The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

(9)           FAILURE OR INDULGENCE NOT WAIVER.  No failure or delay on the part of the Lender in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(10)           NOTICES; PAYMENTS.

(a)           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Pacific time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Pacific time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices and communications shall be as set forth below:

If to Lender:

The Quercus Trust
1835 Newport Blvd.
A109 - PMB 467
Costa Mesa, CA 92627
Facsimile No: (949) 631-2325
Attention: David Gelbaum

With a copy to:

Joseph Bartlett, Esq.
1900 Avenue of the Stars
19th Floor
Los Angeles, CA 90067
Facsimile No: (310) 388-1055

If to Borrower:

Applied Solar, Inc.

3560 Dunhill Street
San Diego, California 92101
Facsimile No.: (858) 909-4099
Attention: General Counsel

(b)            Payments.  Whenever any payment of cash is to be made by Borrower to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of Borrower and sent via overnight courier service to such Person at the address provided for notice pursuant to Section 10(a) above, or as subsequently provided to the other party in writing; provided that the Lender may elect to receive a payment of cash via wire transfer of immediately available funds by providing Borrower with prior written notice setting out such request and the Lender's wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

(11)           CANCELLATION.  After all principal, interest and other amounts at any time owed on this Note have been indefeasibly paid in full, this Note shall automatically be deemed canceled, shall be surrendered to Borrower for cancellation and shall not be reissued, and the security interest granted in the Collateral shall terminate.  The Lender agrees to promptly execute, file and/or deliver any and all documents reasonably required or requested to further evidence such termination, including a UCC termination statement.

(12)           WAIVERS BY BORROWER.  Borrower (a) waives diligence, grace, demand, presentment for payment, exhibition of this Note, protest, notice of protest, notice of dishonor, notice of demand, notice of nonpayment, and any or all other notices whatsoever, and any and all exemption rights against the indebtedness evidenced by this Note; (b) agrees to any and all extensions or renewals from time to time without notice and to any partial payments of this Note; (c) consents to offsets of any sums owed to Borrower by Lender at any time and to any release of all or any part of the security for this Note, or to any release of any party liable for payment of this Note; and (d) agrees that any such waiver, extension, renewal, release, consent, or partial payment may be made without notice to Borrower or any other party and shall not release or discharge any one or all of them from the obligation of payment of this Note or any installment of this Note or any other liability under this Note.  Any security given for the obligations of Borrower may be waived, exchanged, surrendered or otherwise dealt with by Lender without affecting the liability of Borrower or any other party who might subsequently become liable hereon.

(13)           GOVERNING LAW; JURISDICTION; SEVERABILITY; JURY TRIAL.  This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of California.  Borrower hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Los Angeles County, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note.  Nothing contained herein shall be deemed or operate to preclude the Lender from bringing suit or taking other legal action against Borrower in any other jurisdiction to collect on Borrower's obligations to the Lender, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Lender.  BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

(14)           RECORDS OF PAYMENT.  The records of Lender shall be prima facie evidence of the amount owing on this Note.

(15)           USURY SAVINGS.  Borrower and Lender intend to contract in compliance with all state and federal usury laws governing the loan evidenced by this Note.  Lender and Borrower agree that none of the terms of this Note shall be construed to require payment of interest at a rate in excess of the maximum interest rate allowed by any applicable state or federal usury laws.  If Lender receives sums which constitute interest that would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted by any applicable law, then all such sums constituting interest in excess of the maximum lawful rate shall at Lender’s option either be credited to the payment of principal or returned to Borrower.  The provisions of this Section 16 control the other provisions of this Note and any other agreement between Borrower and Lender.

(16)           SEVERABILITY.  All provisions hereof are severable.  If any provision hereof is declared invalid for any reason, that invalidity shall not affect any other provision of this Note, all of which shall remain in full force and effect

(17)           NO IMPAIRMENT.  No provision of this Note or of the other Loan Documents shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal amounts and the interest payable thereon at the place, time and in the currency prescribed in this Note.  Borrower agrees that to the extent Borrower makes or has previously made any payment to Lender in connection with the indebtedness evidenced by the Note, and all or any part of such payment is subsequently invalidated, declared-to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a “Voidable Payment”), then the indebtedness of Borrower under the Note shall continue, be increased or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Borrower, the indebtedness evidenced by the Note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Voidable Payment had not been made.

(18)           CERTAIN DEFINITIONS.  For purposes of this Note, the following terms shall have the following meanings:

(a)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of Los Angeles are authorized or required by law to remain closed

(b)            “Lender” shall have the meaning set forth in the first paragraph hereof.

(c)            The “Loan Documents” are this Note, the Loan and Security Agreement, all financing statements filed or to be filed against Borrower in favor of Lender and any and all other instruments, certificates, agreements, and other documents executed by Borrower at the direction or request of Lender in connection with the loan evidenced by this Note, and any amendments thereto.

(d)          The “Loan and Security Agreement” is that certain Loan and Security Agreement entered into by and between Borrower and Lender, executed on or about even date herewith, whereby Borrower grants to Lender a lien and security interest on that certain personal property described in detail in the Loan and Security Agreement (collectively, the “Collateral”) and shall secure performance of this Note and all Obligations of Borrower to Lender, as such term is defined in the Loan and Security Agreement.

(e)           “Note” means this secured promissory note and shall include all notes issued in exchange thereof or replacement thereof.

(f)           “Person” means an individual or legal entity, including but not limited to a corporation, a limited liability company, a partnership, a joint venture, a trust, an unincorporated organization and a government or any department or agency thereof.

(19)           DISCLOSURE. Upon receipt or delivery by Borrower of any notice in accordance with the terms of this Note, unless Borrower has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to Borrower or its Subsidiaries, Borrower shall comply with the disclosure requirements under the U.S. federal securities laws.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the set forth above.

APPLIED SOLAR, INC.

By: /s/David Field
Name: David Field
Title: President and Chief Executive Officer